SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     May 15, 1997


                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
             (Exact name of registrant as specified in its charter)


      California                   0-21897                     33-0707612
(State or other jurisdiction      (Commission                 (IRS Employer
 of incorporation)                File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information

                  Proforma Balance Sheet, March 31, 1997
                  Proforma Statement of Operations for the Three Month Period Ended March 31, 1997

                  Notes to Proforma Financial Statements.

         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of Greyhound Associates I, L.P. (previously filed)





                  WNC HOUSING TAX CREDIT FUND V, L.P., Series 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                             PROFORMA BALANCE SHEET
                                 March 31, 1997


                                     ASSETS

                                       Historical           Proforma            Proforma
                                          Balance           Adjustments          Balance

Cash and cash equivalents              $2,643,984           $3,663,453
                                                              (273,991)        $6,033,446
Cash in escrow                            924,502                    0            924,502
Subscriptions receivable                  477,000                    0            477,000
Loans receivable                           26,155             (26,155)                  0

Investment in limited partnerships     13,577,035            1,505,913
                                                               273,991         15,356,939

Other assets                                6,670                    0              6,670
                                        ---------           -----------       -----------
                                      $17,655,346           $5,143,211        $22,798,557
                                      ===========           ==========        ===========


                        LIABILITIES AND PARTNERS' EQUITY
LIABILITIES:

Payable to limited partnerships        $6,512,791           $1,505,913
                                                               (26,155)        $7,992,549
Accrued fees and expenses due to
general partner and affiliates            127,705                    0            127,705
                                        ---------          -----------          ---------
                                        6,640,496            1,479,758          8,120,254
                                        ---------          -----------          ---------


Partners' equity (deficit):
  General partner                         (17,636)              (5,471)            (23,107)
  Limited partners                     11,032,486            3,668,924          14,701,410
                                     ------------           ----------          ----------
    Total partners' equity             11,014,850            3,663,453          14,678,303
                                     ------------            ---------          ----------

                                      $17,655,346           $5,143,211         $22,798,557
                                    =============          ===========          ==========



                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
                       (A California Limited Partnership)

                        PROFORMA STATEMENT OF OPERATIONS

                 For the Three Month Period Ended March 31, 1997




                                Historical         Proforma           Proforma
                                   Balance      Adjustments            Balance

Interest income                    $25,841                             $25,841
                                  --------                              ------

Operating expense:
Amortization                         3,682                               3,682
Asset management fees                5,785                               5,785
Other                                  292                                 292
                                     -----                               -----

Total operating expense              9,759                               9,759
                                    ------                               -----

Income from operations              16,082                              16,082

Equity in income (loss)
 of limited partnerships              (949)            1,600               651
                                      ----             -----             -----

Net loss                          $ 15,133            $1,600           $16,733
                                    ======            =======          =======


                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund V, L.P., Series 4 financial statements dated March 31, 1997. WNC Housing Tax Credit Fund V, L.P., Series 4 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of March 31, 1997, the Partnership was admitted as majority limited partner in seven limited partnerships Ashford Place, L.P., Blessed Rock, Crescent City, Lamar Plaza, Mesa Verde, Ogallalla Apartments I, L.P. and Woodland Townhomes, L.P.. Subsequent to March 31, 1997, the Partnership has acquired limited partnership interests in four additional limited partnerships, Belen Vista, Greyhound, Hilltop and Mountain Vista. The investments commit the Partnership to capital contributions as follows:

                  Belen Vista                     422,803
                  Greyhound                       641,829
                  Hilltop                         120,814
                  Mountain Vista                  320,467
                                               ----------
                                               $1,505,913


In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The adjustment to cash and the adjustment to partners' equity of $3,663,453 reflects the net proceeds from April 1 to May 15, 1997 from issuance of 4,352 units of limited partners' capital ($4,296,550 less notes receivable of $86,000, and commissions and offering costs of $547,097.)

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)

The adjustment to investment in limited partnerships and notes payable to limited partnerships of $1,505,913 reflects the Partnership's acquisition of the four limited partnership interests as if the Partnership's date of acquisition was March 31, 1997. The second adjustment to investment in limited partnerships and the second adjustment to cash of $273,991 reflects the acquisition fee for the acquisition of the identified limited partnerships. The adjustment to loan receivable and payable of $(26,155) reflects the application of loan receivable from Hilltop to its payable upon acquisition.


Belen Vista, Greyhound and Mountain Vista apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported. Hilltop had operations during the period presented and a proforma income adjustment of $1,600 has been recorded to equity in income
(loss) of limited partnerships in the Proforma Statement of Operations to reflect these operations. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

Date:  June 27, 1997             By:     WNC &  Associates, Inc.,
      --------------                     General Partner

                                         By:      /s/ JOHN B. LESTER, JR.
                                                    John B. Lester, Jr.,
                                                    President

                                       5